UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

August 7, 2007

_____________________________

Date of Report (Date of earliest event reported)

NEXTMART, INC.

_____________________________________________________________________________________________

(Exact name of registrant as specified in its charter)

Delaware

       000-26347

410985135

___________________________________________________________________________________________

(State or other jurisdiction                                     (Commission

(IRS Employer

 of incorporation)                                                     File Number)

 Identification No.)

NextMart Inc. Oriental Plaza Bldg. W3, Twelfth Floor

1 East Chang'an Avenue, Dongcheng District, Beijing, 100738 PRC ___________________________________________________________________________________________

(Address of principal executive offices)                                      (Zip Code)

Registrant’s telephone number, including area code:  (888) 865-0901 x 322

None

_____________________________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On August 7, 2007, we entered into a consulting agreement (“the agreement”) with Professional Offshore Opportunity Fund, Ltd. (“POOF”), a New York based investment fund, to retain POOF’s advisory services for locating potential complementary opportunities for acquisition by the Company. The term of the agreement terminates on August 7, 2017.

The consideration for the consulting agreement is a one time payment of 10,000,000 shares of Sun 3C Media (AIM:SCCC) common stock (the “Shares”) presently held by us. The Shares are not in any way be subject to rescission, repurchase, redemption, or cancellation in the event this Agreement is terminated for any reason.

A copy of the consulting contract between us and POOF is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTMART, INC.

(Registrant)

Date:  August 11, 2007

By:  /s/

Ren Huiliang

____

Ren Huiliang, Chief Executive Officer

Exhibit No.	Description

99.1	A copy of the consulting agreement between Professional Offshore Opportunity Fund and the Company

EXHIBIT 99.1

CONSULTING AGREEMENT

This Agreement (the “Agreement”), made as of ___________and effective as of April 1, 2007 (the “Effective Date”), is between NextMart, Inc., a Delaware corporation formerly known as Sun New Media, Inc. (the “Company”) and Professional Offshore Opportunity Fund, Ltd. (the “Consultant”).

A.

Since the Effective Date, the Consultant has provided consulting services and has assisted the Company in locating potential complementary opportunities for acquisition by the Company.

B.

The Consultant wishes to receive compensation from the Company for the Consultant’s services, and the Company desires to confirm reasonable protection of its confidential business and technical information that has been acquired and is being developed by the Company at substantial expense.

The parties, each intending to be legally bound, agree as follows:

1.

Engagement.  Subject to all of the terms and conditions of this Agreement, the Company confirms its engagement the Consultant from the Effective Date through the term of this Agreement, and the Consultant confirms its acceptance of such engagement.  The Consultant has served the Company as an independent contractor and shall not be considered an employee of the Company.

2.

Duties.  The Consultant has performed the following duties (the “Services”):

                Subject to the control of the Board of Directors of the Company and the supervision of the Chairman of the Board of the Company, the Consultant has/wil provided consulting services and assisted the Company in locating potential complementary opportunities for acquisition by the Company.  The Consultant reports to the Chairman of the Board or his designee, and the Consultant has direct and unfettered access to the Board of Directors of the Company.

            The Company understands that the manner and means used by the Consultant to accomplish the Services is in the sole discretion and control of the Consultant.

Consultant has not been engaged to perform, nor has the Consultant performed, any services in connection with capital raising transactions or services that will promote the market for the Company’s common stock.  It is mutually understood and agreed that any fees for other services provided by Consultant, which result in some benefit for the Company in connection with a capital raising transaction or that promote the market for the Company’s common stock, shall be negotiated separately from this Agreement.

3.

Term.  Subject to earlier termination in accordance with Section 4 below, this Agreement shall be deemed effective as of the Effective Date and will expire on April 1, 2017.

4.

Termination.  Subject to the respective continuing obligations of the Company and the Consultant under Sections 6 and 7 below:

4.1

Either party may terminate this Agreement with or without cause upon thirty (30) days’ prior written notice to the other party;

4.2

The Company may terminate this Agreement immediately on written notice to the Consultant for cause, including (without limitation) fraud, misrepresentation, theft, embezzlement of assets of the Company or breach of any provision of this Agreement; and

4.3

This Agreement will terminate upon Consultant’s death or upon written notice from the Company in the event of Consultant’s disability that prevents the Consultant from performing its duties under this Agreement (as described in Section 2 above).

4.4

On termination, the Consultant shall deliver to the Company any supplies, information, equipment, or any other material provided by the Company for use in performing the consulting tasks, and all physical property and documents or other media (including copies) that contain Confidential Information.

5.

Compensation.

5.1

Stock Compensation.  In consideration of the Consultant’s performance of the Services, the Company shall issue the Consultant 10,000,000 shares of Sun 3c Media (symbol SCCC on the London AIM Exchange) common stock (the “Shares”),  of which (A) 6,000,000 Shares shall be free of any restrictive legend and (B) 4,000,000 Shares will contain a restrictive legend until July 1, 2008.  The Shares shall fully vest immediately with Consultant as of the date hereof and shall not in any way be subject to rescission, repurchase, redemption, or cancellation in the event this Agreement is terminated for any reason..

5.2

Reimbursement of Expenses.  The Company will reimburse the Consultant in accordance with its normal reimbursement policy for reasonable travel and other expenses incurred at the Company’s request in carrying out the Consultant’s duties under this Agreement.  Reimbursement for approved expenses will be made within ten (10) days of receipt from the Consultant of an itemized expense report.

6.

Inventions.

6.1

“Inventions,” as used in this Section 6, means any inventions, discoveries, improvements and ideas (whether or not they are in writing or reduced to practice) or works of authorship (whether or not they can be patented or copyrighted) that the Consultant makes, authors, or conceives (either alone or with others) with respect to the Company’s business only.  The Consultant agrees that all Inventions made by the Consultant during or within six months after the term of this Agreement will be the Company’s sole and exclusive property.  The Consultant will assign (and the Consultant hereby assigns) to the Company all of the Consultant’s rights to the Invention, any applications the Consultant makes for patents or copyrights in any country, and any patents or copyrights granted to the Consultant in any country.

6.2

To the extent that any Invention qualifies as “work made for hire” as defined in 17 U.S.C. § 101 (1976), as amended, such Invention shall constitute “work made for hire” and, as such, shall be the exclusive property of the Company.

7.

Confidential Information. “Confidential Information,” as used in this Section 7, means information that is not generally known and that is proprietary to the Company or that the Company is obligated to treat as proprietary.  Any information that the Consultant reasonably considers Confidential Information, or that the Company treats as Confidential Information, will be presumed to be Confidential Information (whether the Consultant or others originated it and regardless of how the Consultant obtained it).  Except as specifically authorized by an authorized officer of the Company or by written Company policies, the Consultant will not, either during or after the term of this Agreement, use or disclose Confidential Information to any person who is not an employee of the Company, except as is necessary to perform his or her duties under this Agreement.  Upon termination of this Agreement, the Consultant will promptly deliver to the Company all records and any compositions, articles, devices, apparatus and other items that disclose, describe or embody Confidential Information or any Invention.

8.

No Adequate Remedy.  The Consultant understands that if the Consultant fails to fulfill the Consultant’s obligations under Sections 6 or 7 of this Agreement, the damages to the Company would be very difficult to determine.  Therefore, in addition to any other rights or remedies available to the Company at law, in equity, or by statute, the Consultant hereby consents to the specific enforcement of Sections 6 or 7 of this Agreement by the Company through an injunction or restraining order issued by an appropriate court.

9.

Consent to Use of Name.  The Consultant consents to the use of the Consultant’s name, without prior written approval, in appropriate Company materials such as, but not limited to, offering memoranda related to financing activities of the Company.

10.

Miscellaneous.

10.1

No Conflicts.  The parties agree and understand that the Consultant has other clients that are energy sector companies.  The Consultant represents and warrants to the Company that, to the Consultant’s knowledge, neither the entering into of this Agreement nor the performance of any of the Consultant’s obligations hereunder will conflict with or constitute a breach under any obligation of the Consultant under any agreement or contract to which the Consultant is a party or any other obligation by which the Consultant is bound.  Without limiting the foregoing, the Consultant agrees that at no time will the Consultant utilize any trade secrets or other intellectual property of any third party while performing services hereunder.

10.2

Nature of Relationship.  The Consultant is an independent contractor and will not be deemed to be an employee of the Company for the purposes of any employee benefit programs, income tax withholding, FICA taxes, unemployment benefits, or otherwise.  Accordingly, the Consultant understands that the Company will not pay or withhold from payments to the Consultant under this Agreement any FICA (social security), state unemployment or disability insurance premiums, state or federal income taxes, or other taxes and that Consultant is responsible for paying its own federal self-employment tax (in lieu of FICA), state and federal income taxes (including estimated tax payments) and other applicable taxes.  Consultant also understands that he or she will receive no employee benefits of any kind including, for example, health insurance.

10.3

Successors and Assigns.  This Agreement is binding on and inures to the benefit of the Company’s successors and assigns, all of which are included in the term the “Company” as it is used in this Agreement.

10.4

Modification.  This Agreement may be modified or amended only by a writing signed by both the Company and the Consultant.

10.5

Governing Law.  This Agreement will be governed by the laws of the State of New York in all respects, including without limitation interpretation, performance, effect and remedies (without regard to the laws of conflict of any jurisdiction).

10.6

Construction.  Wherever possible, each provision of this Agreement will be interpreted so that it is valid under the applicable law.  If any provision of this Agreement is to any extent invalid under the applicable law, that provision will still be effective to the extent it remains valid.  The remainder of this Agreement also will continue to be valid, and the entire Agreement will continue to be valid in other jurisdictions.

10.7

Waivers.  No failure or delay by either the Company or the Consultant in exercising any right or remedy under this Agreement will waive any provision of the Agreement.

10.8

Entire Agreement.  This Agreement supersedes all previous and contemporaneous oral negotiations, commitments, writings and understandings between the parties concerning the matters in this Agreement, including without limitation any policy or personnel manuals of the Company.

10.9

Notices.  All notices and other communications required or permitted under this Agreement shall be in writing and shall be hand-delivered or sent by registered or certified first-class mail, postage prepaid, or commercial overnight delivery service and shall be effective upon delivery if hand-delivered, three (3) days after mailing if mailed or one (1) day after delivery to a commercial overnight delivery service.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

The Company and the Consultant have duly executed this Agreement as of the date first above written.

NEXTMART, INC.

By:__Bruno Wu Zheng____________________________

Name:  Bruno Wu Zheng

Title:   Executive Chairman

PROFESSIONAL OFFSHORE OPPORTUNITY

FUND LTD.

By: Professional Offshore Traders Management LLC,

Its Managing Member

By:__/s/ Howard Berger____________________________

Howard Berger, Managing Member

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